Exhibit 99.1 Investor Presentation November 2020

Forward-Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding the impact of the COVID-19 pandemic on Arcosa’s customer demand for Arcosa’s products and services, Arcosa’s supply chain, Arcosa’s employees ability to work because of COVID-19 related illness, the health and safety of our employees, the effect of governmental regulations imposed in response to the COVID-19 pandemic; assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s spin-off from Trinity; tax treatment of the spin-off; failure to successfully integrate acquisitions, or failure to achieve the expected benefit of acquisitions; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see "Risk Factors" and the "Forward-Looking Statements" section of "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Arcosa's Form 10-K for the year-ended December 31, 2019, Arcosa’s Form 10-Q for the quarter-ended September 30, 2020, and as may be revised and updated by Arcosa's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations of non-GAAP financial measures to the closest GAAP measure are provided in the Appendix. 2 / Moving Infrastructure Forward

How to Find Us OUR WEBSITE NYSE TICKER www.arcosa.com ACA HEADQUARTERS INVESTOR CONTACT Arcosa, Inc. InvestorResources@arcosa.com 500 North Akard Street, Suite 400 Dallas, Tx 75201 3 / Moving Infrastructure Forward

Table of Contents 12 34 Company Update on Long-Term ESG Update Overview COVID-19 Vision and Capital Allocation 4 / Moving Infrastructure Forward

1 Company Overview 5 / Moving Infrastructure Forward

Arcosa’s Value Proposition Leading Experienced Low leverage Disciplined capital Track record of businesses management and ample allocation process executing on Stage serving critical team with history liquidity to to grow in 1 priorities in first 2 infrastructure of managing navigate cycles attractive markets years as an markets through economic and pursue and improve independent public cycles strategic growth returns on capital company 6 / Moving Infrastructure Forward

Arcosa at a Glance $1.9B Revenues $117M Net Income $280M Adjusted EBITDA ~6,500 Employees 85+ Years of Operating History Arcosa spun off from its former parent company in November 2018. 3 Infrastructure-related Segments Revenues, Adjusted EBITDA and Net Income are for the twelve months ended 9/30/2020. See Adjusted EBITDA reconciliation in Appendix. 7 / Moving Infrastructure Forward

Business Overview Arcosa’s three segments are made up of leading businesses that serve critical infrastructure markets Adj.Segment Segments Revenues EBITDA & Margin NATURAL & $547M $125M SPECIALTY CONSTRUCTION CONSTRUCTION RECYCLED 23% MATERIALS SITE SUPPORT AGGREGATES $882M $120M UTILITY STORAGE ENERGY WIND TOWERS 14% STRUCTURES TANKS $498M $81M TRANSPORTATION 16% BARGES COMPONENTS Revenues and Adjusted Segment EBITDA margin for the twelve months ended 9/30/2020. See Adjusted Segment EBITDA reconciliation in Appendix. 8 / Moving Infrastructure Forward

Track Record of Executing on Stage 1 Priorities in First 2 Years

We have achieved consecutive double-digit increases in quarterly revenues and Adjusted EBITDA since Q1-19 and made progress on building our new Arcosa culture

Building our new Arcosa culture

- Entrepreneurial and growth-minded
- Focused on integrating ESG initiatives into our long-term strategy
- Performance accountability
- "We win together"

Executing on Stage 1 Priorities introduced at October 2018 Investor Day

Grow Construction Products

- ✓ Completed 3 large acquisitions, ACG Materials, Cherry & Strata Materials, + 4 additional complementary acquisitions to expand regional footprint totaling ~$730M
- ✓ Doubled trailing twelve months Adjusted Segment EBIDTA since spin, pro-forma for a full year of Cherry and Strata acquisitions, while maintaining strong margins

Improve Energy Equipment margins

- ✓ Grew Adjusted Segment EBITDA margins from 8.8% in Q3-18 to 12.8% in Q3-20
- ✓ Turning focus to growth in adjacent product lines
- ✓ Invested $60M year-to-date 2020 to acquire 3 complementary product lines, adding traffic, telecom, and concrete structures at attractive valuations

Expand Transportation Products

- ✓ Ramped up barge facilities to grow revenue ~75% in 2019
- ✓ Barge recovery impeded by COVID-19; order activity below pre-pandemic levels in Q2 and Q3 2020, but seeing pick up in dry barge orders
- ✓ Near-term outlook mixed but long-term fundamentals are positive

Operate a flat corporate structure

- ✓ Streamlined corporate structure to reduce layers

See Adjusted Segment EBITDA reconciliation in Appendix.

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ARCOSA

Recent Financial Results Full Year Adjusted EBITDA increased ~50% since spin outpacing revenue growth and driven by organic growth, acquisitions, and operating improvements Revenues Adjusted EBITDA ($M’s) +32% ($M’s) +50% 1,924 280 267 1,704 1,737 241 1,462 1,460 197 187 2016 2017 2018 2019 LTM 9/2020 20162017 2018 2019 LTM 9/2020 See Adjusted EBITDA reconciliation in Appendix. “LTM” is Last Twelve Months Ended. 10 / Moving Infrastructure Forward

Free Cash Flow and Liquidity Arcosa’s business have an attractive free cash flow profile, contributing to $563M of liquidity at the end of Q3 2020 Free Cash Flow Available Liquidity, End of Q3 $M’s $M’s 563 115 107 Cash 189 93 Avg since Q1 2019 56 56 = $63M, or 210% of Net Income Revolver 374 Capacity 20 -5 Q3-20 Q1-19 Q2-19Q3-19Q4-19 Q1-20 Q2-20 Q3-20 Free Cash Flow defined as GAAP Operating Cash Flow less GAAP capital expenditures. See reconciliation in Appendix 11 / Moving Infrastructure Forward

Balance Sheet Highlights Strong cash flow generation has supported over $800 million in acquisitions in first two years, while keeping leverage low ~0.5x Net Debt / Adjusted EBITDA at the end Q3-20, pro-forma …with minimal debt maturities until 2025 for Strata acquisition, well below our long-term target… Net Debt / Adjusted EBITDA Debt Maturity Schedule Ratio since spin, end of quarter $ Millions Long-term target of 2-2.5x 220 0.5 0.5 0.4 0.5 0.1 0.2 -0.1 -0.1 -0.6 Q4-18 Q1-19Q2-19Q3-19 Q4-19Q1-20 Q2-20 Q3-20 Pro- forma for 5 8 8 8 Strata 1 Outstanding Debt Materials 20202021 2022 2023 2024 2025 • $150M Floating rate borrowing at LIBOR+1.25% • $100M fixed rate revolver borrowing at ~4.0% Note: Net Debt / Adjusted EBITDA calculated using the LTM Adjusted EBITDA for the most recent quarter-end periods. See reconciliation in Appendix 12 / Moving Infrastructure Forward

Strata Materials Acquisition

We acquired Strata Materials for $87M in October 2020, a leading provider of recycled aggregates in the Dallas-Fort Worth market, building on the $298M acquisition of Cherry completed earlier this year

6
DFW Locations

2M+
Tons Produced Annually

$10.2M
Adjusted EBITDA

Recycled Aggregates
- ~80% of Revenue
- 5 locations across DFW





- Strata provides a variety of material types derived from recycled concrete and recycled asphalt
- Used in diverse applications, including road base, backfill, ballast, erosion control, and the production of new hot-mix asphalt

Natural Aggregates
- ~20% of Revenue
- 1 location serving Southeast DFW



- Strata also mines sand and gravel used in concrete and asphalt mixtures
- Used in construction projects across infrastructure, residential, and non-residential segments

See Adjusted EBITDA reconciliation in Appendix.

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ARCOSA

Strata Materials Investment Highlights Expands ability to serve DFW customers with a Leverages Cherry’s Gains access to permitted complementary product operating and commercial locations in key growth offering that includes both expertise to drive areas of DFW market natural and recycled incremental growth aggregates Increases exposure to Advances Arcosa’s overall recycled aggregates, a portfolio shift into growing product category Construction Products at due to ESG and economic an attractive valuation benefits 14 / Moving Infrastructure Forward

Additional Capital Allocation to Grow in Engineered Structures

In 2020, we have invested in 3 acquisitions plus organic growth to build on our strong position in transmission and distribution structures

	DESCRIPTION	CAPITAL DEPLOYED IN 2020
Traffic structures	▪ March 2020 acquisition of HSI, a leading traffic structures manufacturer ▪ 1 plant in Florida; serves Southeast	$26M
Telecom structures	▪ July 2020 acquisition of Eastpointe Industries, a telecommunications tower manufacturer ▪ 1 plant in Oklahoma; ships nationwide	$28M
Transmission and Distribution structures	▪ June 2020 acquisition of concrete pole manufacturing plant ▪ 1 plant in Alabama; serves Southeast	$5M
	▪ Incremental capacity in transmission and distribution structures	$10M

These acquisitions have combined annualized Revenues of ~$50M and Adjusted EBITDA of ~$9M, prior to growth and cost synergies with current businesses[1]

1 Prior to acquisitions, combined businesses earned Adjusted EBITDA of $9M: Net income ($6.0M) + D&A ($1.7M) + Interest expense ($1M) + Adjustments ($0.3M). D&A will be different after purchase price accounting

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ARCOSA

2 Update on COVID-19 16 / Moving Infrastructure Forward

COVID-19 Update We prioritize the health and safety of our people The health and safety of our employees, communities, and other stakeholders is our highest priority. We have put safeguard measures in place at our plants and office locations to meet or exceed the standards set forth by CDC guidelines. Protocols include: Social distancing processes in all facilities; measures to temperature screen employees daily; increased frequency of deep cleaning workspaces and common areas; reinforced hand washing and infection control training; processes to track and manage employees who report or have COVID-19 symptoms or exposure; actions to screen, limit or prohibit visitors to all facilities; and elimination of non-essential travel. Additionally, plant management and safety teams were able to quickly mobilize an operational response to COVID-19, implementing important tools created by collaborative leadership teams. From updates of CDC guidelines to best practice COVID-19 mitigation procedures, our teams have shown resilience and operational flexibility during times of uncertainty and change. We support critical infrastructure sectors Our businesses support critical infrastructure sectors, as defined by the Department of Homeland Security’s Cybersecurity and Infrastructure Security Agency (CISA.gov). These critical sectors are deemed essential to infrastructure, and our plants have continued operating to meet our customers’ needs. We build strong communities From supporting local restaurants, vendors, and small businesses, to donating funds for relevant non-profits, Arcosa has taken steps to enhance relationships and support our local communities. We have also shared our health and safety protocols with small businesses to improve practices in our communities. 17 / Moving Infrastructure Forward

Q3 2020 Financial Results COVID-19 had minimal impact on year-to-date 2020 financial results as we have grown EBITDA 21% and expanded margins; order and inquiry activity mostly positive in Q3, with the exception of liquid barges 3rd Quarter, ended September 30 ($M’s) Year-to Date, ended September 30 ($M’s) Revenues Adjusted EBITDA Revenues Adjusted EBITDA +10% +14% +12% +21% 490.0 1,476.7 73.0 227.3 445.0 1,290.0 64.9 187.6 Q3-19 Q3-20 Q3-19 Q3-20 YTD-19 YTD-20 YTD-19 YTD-20 Margin 14.6% 14.9% Margin 14.5% 15.4% See Adjusted EBITDA reconciliation in Appendix. 18 / Moving Infrastructure Forward

Near-Term Outlook Construction Products and Energy Equipment end markets have remained healthy throughout the pandemic; the liquid barge market has been the most impacted by the COVID-related downturn Near-Term Outlook by Segment Energy Equipment . Positive Outlook % of YTD Adjusted EBITDA (excluding corporate costs) . Transmission spending has remained strong, driven by grid hardening and reliability initiatives . $154M of Wind Tower orders provide solid visibility for 2021, with potential for additional orders. 2021 will likely have lower production Construction Products than 2020 . Positive Outlook, with pockets of COVID- 35% . Traffic structures has >18 months of project visibility related uncertainty . Storage Tank demand has remained solid in US, with improving demand . Construction activity has remained healthy for specific large projects in Mexico across infrastructure and residential segments, 41% with softness in non-residential Transportation Products . 1 year FAST Act extension was positive . Mixed Near-Term Outlook, primarily from COVID-related downturn development . Dry barge fundamentals have improved with higher grain movements and . COVID-related headwinds in certain Specialty freight rates; inquiries have increased significantly Materials product lines and our Shoring 24% . Liquid barge fundamentals remain challenged, driven by lower refined business product and crude oil movements . Primary near-term drivers will be state . We are taking steps to reduce capacity for lower anticipated production infrastructure budgets, potential federal funding levels in 2021, while remaining flexible to allow time for fundamentals to measures, and resilience of residential and recover; also investing in innovation non-residential construction . Rail component order activity roughly flat sequentially; industry estimates expect 2020-2021 trough 19 / Moving Infrastructure Forward

Capital Allocation Approach for 2020

We are managing cash tightly in the face of macroeconomic uncertainty, but we are still pursuing selective investments to execute on our long-term growth strategies

Organic investments

- Delayed non-essential CapEx; a limited number of growth projects expected to continue if returns meet our criteria
- We expect ~$80M of CapEx in 2020
  - $65M of Maintenance CapEx
  - $15M of Growth CapEx
- Tightened working capital management across receivables, payables, and inventory

Strategic growth through acquisitions

- During 2020, we have executed ~$470M of acquisitions, including Cherry and Strata Materials plus 4 complementary acquisitions
  - 3 to expand into infrastructure product lines adjacent to transmission and distribution structures
  - 1 natural aggregates bolt-on in Texas
- We will continue to evaluate potential acquisitions in our pipeline, focusing on three primary areas:
  - Natural and Recycled Aggregates
  - Specialty Materials
  - Adjacencies to Utility Structures
- Our financial strength will allow us to be disciplined but also opportunistic

Return of capital to shareholders

- Dividend of ~$10M per year
- $32M of $50M share repurchase authorization remaining

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ARCOSA

3 Long-Term Vision and Capital Allocation 21 / Moving Infrastructure Forward

Our Long-Term Vision Grow in attractive markets Reduce the complexity Improve long-term Integrate Environmental, where we can achieve and cyclicality of the returns on invested Social, and Governance sustainable competitive overall business capital initiatives (ESG) into our advantages long-term strategy 22 / Moving Infrastructure Forward

Positive Long-Term Fundamentals We remain confident in the long-term fundamentals of our key markets Long-Term Outlook . Long-term fundamentals remain strong in our key Texas and Gulf Coast geographies, driven by Construction projected population growth, fiscal health, and major infrastructure projects Products . Recycled aggregates platform provides customers with important economic and ESG benefits . Replacement of aging infrastructure plus growth in new markets (e.g., 5G telecom buildout) is Energy expected to lead to long-term growth in key product lines Equipment . Renewable power growth is projected in long-term, but medium-term uncertainty from Production Tax Credit phase-out . Required replacement cycle for barges and railcars is projected to create long-term demand Transportation . Increased demand for newer, safer barges is likely to create demand for new liquid barges Products . Barge and rail are projected to remain key transportation modes in North America, with economic and environmental benefits vs. trucking 23 / Moving Infrastructure Forward

Repositioning Arcosa for the Long-Term Our third quarter performance highlights our progress since 2018 in creating a more stable base of revenue and profit, anchored around core infrastructure products Adjusted Segment Adjusted Segment Q3-2018 EBITDA Q3-2020 EBITDA ($M’s) ($M’s) . Natural aggregates operations, . Natural aggregates operations in 7 states, including primarily in North Texas 20.5 expanded footprint in Texas and Louisiana Construction . Lightweight aggregates . Recycled aggregates 36.8 Products . Shoring products . Lightweight aggregates . Specialty materials for building products, agriculture, and other markets . Shoring products . Heavy reliance on Wind Towers 17.4 . Significantly improved operations in Utility Structures and product line Storage Tanks, with segment EBITDA margins from 8.8% 28.5 Energy . Underperforming businesses in in Q3-18 to 12.8% in Q3-20 Equipment Utility Structures and Storage . Added 3 adjacent infrastructure-related product lines of Tanks Traffic, Telecom, and Concrete structures . Opportunities for additional organic growth in Transmission and Distribution structures . Reduced reliance on Wind Towers product line Our Transportation segment generated $95M of cash flow in 2018 and 2019 that funded growth in Construction and Utility Structures1 1 Cash flow defined as EBITDA less CapEx. See 2019 10-K for CapEx by Segment 24 / Moving Infrastructure Forward

Long-Term Vision: Construction Products Progress

We have deployed more than $730M on Construction Products acquisitions since the time of the spin, due to favorable long-term fundamentals and acquisition opportunities

Attractive fundamentals of Aggregates and Specialty Materials

- Attractive markets with long-term pricing and volume growth; less cyclical than other Arcosa businesses
- Sustainable competitive advantages, through reserve positions, product portfolio, proprietary processing capabilities, and deep market knowledge
- Fragmented industry structure with ability to buy small to medium size assets at attractive multiples
- Ability to use acquisitions as growth platforms for organic and bolt-on growth

Growth of Construction Products segment

Construction Aggregates and Specialty Materials Revenues
$M's



35% CAGR
65
113
152
192
213
205
218
365
545
2012
2013
2014
2015
2016
2017
2018
2019
2019 Pro-Forma with Cherry

Continue to evaluate organic investments as well, including strategic reserve additions in existing and new geographies, new specialty product development, and processing capacity expansions

For FY15-19, Construction Aggregates and Specialty Materials Revenues grouped as "Construction Aggregates" in Arcosa's financials; FY12-14 sourced from Trinity Industries, Inc.'s financials. 2019 Proforma with Cherry includes Cherry revenues of $180M in 2019

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ARCOSA

Cherry Acquisition Update

Cherry acquisition closed in January 2020; integration is proceeding well and financial performance has exceeded our expectations year-to-date

Cherry is a leading natural and recycled aggregates company

$176M Revenue	**$37M** EBITDA
6M+ Tons Produced Annually	**~8x** EBITDA Multiple

Unique platform with sustainable competitive advantages

- Largest recycled aggregates producer in the U.S. with experienced management team
- Extensive network of strategically located facilities and reserve positions
- Long-term customer and supplier relationships
- Access to critical raw material, both internally and externally sourced
- Technical expertise in concrete recycling and repurposing

Integration Update

- Cherry's financial performance has exceeded our expectations
- Management team executing well
- Integration plans on track
- Strategic plans in process to add reserves to expand natural aggregates business in Houston area, as well as replicate recycled aggregates platform in other geographies
  - $87M acquisition of Strata Materials completed in October, adding recycled aggregates in Dallas-Fort Worth

Note: Revenue and EBITDA for Cherry as of last 12 months ended 9/30/19, as disclosed at time of acquisition. See EBITDA reconciliation in Appendix.

26 / Moving Infrastructure Forward ARCOSA

Long-Term Vision: Energy Equipment Progress We have continued executing on our long-term strategy for Energy Equipment despite short term COVID- 19 uncertainty Build the foundation for growth Invest to expand into attractive Leverage combined platform product lines to accelerate growth 2018-2019 2020 2020 and beyond  Leadership team reorganization  Executed on 3 complementary acquisitions to . Leverage existing utility structures expand our utility structures product offering platform to improve operations and  Introduced performance-based  Traffic structures accelerate growth compensation tied to individual  Telecom structures Actions Business Units  Concrete structures . Continue to look for complementary acquisitions that create value and  Expanded lean manufacturing  Invested organically in incremental capacity improve ROIC processes across all businesses for transmission and distribution structures to meet growing demand  Divested two non-core businesses . Improved segment EBITDA margins from . Combination of organic growth and acquisitions to expand product lines 10% in 2018 to 15% in 2019 should accelerate growth in attractive markets Impact . Enhanced Return on Assets . Reduces reliance on Wind Towers product line, which faces medium- term uncertainty 27 / Moving Infrastructure Forward

Expansion into Adjacent Infrastructure-Related Product Lines With our acquisitions, we have expanded our product offering in the $3B transmission and distribution markets, as well as entered new large markets tied to infrastructure growth END MARKETS AND PRODUCT LINES RENEWABLE ELECTRICITY POWER TRANSMISSION & $3B+ GENERATION $1.2B DISTRIBUTION Transmission and Wind Towers Distribution Structures Key Synergies . Manufacturing expertise . North American manufacturing footprint . Steel sourcing COMMUNICATIONS Telecom INFRASTRUCTURE Traffic ROAD (INCLUDING 4G AND $500M+ Structures Structures INFRASTRUCTURE 5G BUILDOUT) $1.2B+ Source: Company and Third Party Estimates 28 / Moving Infrastructure Forward

4 ESG Update 29 / Moving Infrastructure Forward

Long-term Vision: ESG Update We are committed to developing reportable metrics and establishing meaningful goals in areas important to our stakeholders Our People Our Environment Employee Health & Safety Energy Management Diversity Air Quality Talent Management GHG Emissions Community Relations Water & Wastewater Management Governance Land Management & Business Ethics Our Products Product Use & Quality Our Materiality Assessment was based primarily on SASB standards, with additional input from stakeholders and other sustainability standards 30 / Moving Infrastructure Forward

Long-term Vision: ESG Update As we integrate ESG initiatives into our long-term strategy, our operations teams have taken an active role in pursuing initiatives that promote environmental responsibility Arcosa’s Meyer Utility Structures’ Arcosa Marine is sponsoring a Arcosa’s Construction Products group is Texas plant transitioned to high- community-partnered tree planting transitioning to higher efficiency engines efficiency weld machines throughout project in an effort to mitigate flooding that will reduce fuel consumption (scope 1 the facility to reduce energy along the coast of Louisiana's emissions), improve production volumes, consumption (scope 2 emissions). Pontchartrain Basin and decrease priority pollutants. We provide more detail regarding our goals and initiatives in our August 2020 Midyear ESG Update located on our website, www.arcosa.com/sustainability, and expect further updates in our Full Year Sustainability Report in 2021 31 / Moving Infrastructure Forward

Our products are used in important, environmentally friendly industries Arcosa operates in multiple industries which contribute to environmental protection Arcosa Wind Towers Arcosa Marine builds barges Arcosa’s Recycled Arcosa’s Meyer Utility Arcosa’s Steel produces steel towers to for the fuel-saving and Aggregates business provides Structures manufactures Components businesses support our customers’ efficient movement of an alternative to using natural engineered, tubular, and manufacture rail products advancement of America’s commodities across the resources by recycling lattice steel structures for for the fuel-saving and wind energy infrastructure. country’s inland and coastal concrete, asphalt, steel, and electricity transmission and efficient movement of waterways. asphalt shingles, which also distribution from wind, solar, commodities across the minimizes landfill use and and other environmentally country. reduces roadway traffic and friendly resources. vehicle emissions. 32 / Moving Infrastructure Forward

Appendix

Non-GAAP Measures Refer to slides that follow for accompanying reconciliations “EBITDA” is defined as net income plus interest, taxes, depreciation, depletion, and amortization. We adjust EBITDA for certain items that are not reflective of the normal earnings of our business (“Adjusted EBITDA”). GAAP does not define EBITDA or Adjusted EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including net income. We use Adjusted EBITDA to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, as a measure within our lending arrangements, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. “Adjusted EBITDA Margin” is defined as Adjusted EBITDA divided by Revenues. GAAP does not define “Adjusted Net Income” and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business. We adjust net income for certain items that are not reflective of the normal operations of our business to provide investors with what we believe is a more consistent comparison of earnings performance from period to period. “Segment EBITDA” is defined as segment operating profit plus depreciation, depletion, and amortization. We adjust Segment EBITDA for certain items that are not reflective of the normal earnings of our business (“Adjusted Segment EBITDA”). GAAP does not define Segment EBITDA or Adjusted Segment EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including segment operating profit. We use Adjusted Segment EBITDA to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry we believe Adjusted Segment EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items, which can vary significantly depending on many factors. "Adjusted Segment EBITDA Margin" is defined as Adjusted Segment EBITDA divided by Revenues. GAAP does not define “Free Cash Flow” and it should not be considered as an alternative to cash flow measures defined by GAAP, including cash flow from operating activities. We use this metric to assess the liquidity of our consolidated business. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. We define Free Cash Flow as cash provided by operating activities less capital expenditures. GAAP does not define “Net Debt” and it should not be considered as an alternative to cash flow or liquidity measures defined by GAAP. The Company uses Net Debt, which it defines as total debt minus cash and cash equivalents to determine the extent to which the Company’s outstanding debt obligations would be satisfied by its cash and cash equivalents on hand. The Company also uses "Net Debt to Adjusted EBITDA", which it defines as Net Debt divided by Adjusted EBITDA for the trailing twelve months as a metric of its current leverage position. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. 34 / Moving Infrastructure Forward

Reconciliation of Consolidated and Combined Adjusted EBITDA

($'s in millions)
(unaudited)

	Year Ended December 31,				Twelve Months Ended September 30,	Three Months Ended September 30,		Nine Months Ended September 30,	
	2016	2017	2018	2019	2020	2020	2019	2020	2019
Revenues	$1,704.0	$1,462.4	$1,460.4	$1,736.9	$ 1,923.6	$ 490.0	$ 445.0	$1,476.7	$1,290.0
Net income	123.0	89.7	75.7	113.3	117.2	31.2	32.7	96.1	92.2
Add:									
Interest expense, net	(0.1)	(0.1)	0.5	5.4	9.3	2.2	1.3	8.0	4.1
Provision for income taxes	74.2	40.4	19.3	33.5	38.7	9.1	9.2	31.3	26.1
Depreciation, depletion, and amortization expense[(1)]	65.6	65.7	67.6	85.8	105.5	28.2	21.7	82.9	63.2
EBITDA	262.7	195.7	163.1	238.0	270.7	70.7	64.9	218.3	185.6
Add:									
Impact of acquisition-related expenses[(2)]	—	—	0.8	2.0	6.8	1.9	0.4	6.8	2.0
Impairment charge	—	—	23.2	—	2.6	0.8	—	2.6	—
Other, net (income) expense[(3)]	3.7	1.7	(0.6)	0.7	0.3	(0.4)	(0.4)	(0.4)	—
Adjusted EBITDA	$ 266.4	$ 197.4	$ 186.5	$ 240.7	$ 280.4	$ 73.0	$ 64.9	$ 227.3	$ 187.6
Adjusted EBITDA Margin	15.6%	13.5%	12.8%	13.9%	14.6%	14.9%	14.6%	15.4%	14.5%

(1) Includes the impact of the fair value markup of acquired long-lived assets.
(2) Expenses associated with acquisitions, including the cost impact of the fair value markup of acquired inventory and other transaction costs.
(3) Included in Other, net expense was the impact of foreign currency exchange transactions of $1.5 million, $(0.2) million, $2.2 million, and $4.8 million for the years ended December 31, 2019, 2018, 2017, and 2016, respectively, and $0.7 million for the twelve months ended September 30, 2020, and $(0.3) million and $(0.3) million for the three months ended September 30, 2020 and 2019, respectively, and $(0.1) million and $0.7 million for the nine months ended September 30, 2020 and 2019, respectively

35 / Moving Infrastructure Forward ARCOSA

Reconciliation of Adjusted Segment EBITDA

($'s in millions)
(unaudited)

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019	LTM September 30, 2020
Construction Products					
Operating Profit	$ 20.8	$ 16.5	$ 61.9	$ 45.3	$ 69.3
Add: Depreciation, depletion, and amortization expense	15.2	9.7	42.9	27.5	53.4
Segment EBITDA	36.0	26.2	104.8	72.8	122.7
Add: Impact of acquisition-related expenses[1]	-	-	1.9	1.4	1.9
Add: Impairment charge	0.8	-	0.8	-	0.8
Adjusted Segment EBITDA	$ 36.8	$ 26.2	$ 107.5	$ 74.2	$ 125.4
Adjusted Segment EBITDA Margin	25.1%	22.6%	24.2%	22.0%	22.9%
Energy Equipment					
Operating Profit	$ 20.7	$ 26.6	$ 66.5	$ 79.8	$ 87.4
Add: Depreciation and amortization expense	7.3	6.9	22.8	21.2	29.5
Segment EBITDA	28.0	33.5	89.3	101.0	116.9
Add: Impact of acquisition-related expenses[1]	0.5	-	1.9	-	1.9
Add: Impairment charge	-	-	1.3	-	1.3
Adjusted Segment EBITDA	$ 28.5	$ 33.5	$ 92.5	$ 101.0	$ 120.1
Adjusted Segment EBITDA Margin	12.8%	15.9%	13.8%	16.2%	13.6%
Transportation Products					
Operating Profit	$ 17.6	$ 11.2	$ 47.8	$ 32.1	$ 62.5
Add: Depreciation and amortization expense	4.4	4.3	13.5	12.0	17.8
Segment EBITDA	22.0	15.5	61.3	44.1	80.3
Add: Impact of acquisition-related expenses[1]	-	0.4	-	0.6	-
Add: Impairment charge	-	-	0.5	-	0.5
Adjusted Segment EBITDA	$ 22.0	$ 15.9	$ 61.8	$ 44.7	$ 80.8
Adjusted Segment EBITDA Margin	18.2%	13.2%	16.9%	13.4%	16.2%
Operating Loss - Corporate	(17.0)	(11.5)	(41.2)	(34.8)	(53.7)
Impact of acquisition-related expenses - Corporate[1]	1.4	-	3.0	-	3.0
Add: Corporate depreciation expense	1.3	0.8	3.7	2.5	4.8
Adjusted EBITDA	$ 73.0	$ 64.9	$ 227.3	$ 187.6	$ 280.4

(1) Expenses associated with acquisitions, including the cost impact of the fair value markup of acquired inventory and other transaction costs.

36 / Moving Infrastructure Forward

ARCOSA

Reconciliation of Free Cash Flow and Net Debt to Adjusted EBITDA

($'s in millions)
(unaudited)

	Three Months Ended						
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Cash Provided by Operating Activities	$ 125.0	$ 16.2	$ 77.8	$ 139.8	$ 41.5	$ 78.8	$ 106.4
Capital Expenditures	(18.0)	(20.9)	(22.1)	(24.4)	(21.1)	(22.5)	(13.3)
Free Cash Flow	$ 107.0	$ (4.7)	$ 55.7	$ 115.4	$ 20.4	$ 56.3	$ 93.1

	As of							
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020 [(1)]	June 30, 2020 [(2)]	September 30, 2020 [(3)]	Proforma for Strata [(4)]
Total debt	$ 105.1	$ 107.8	$ 107.5	$ 107.3	$ 356.9	$ 256.6	$ 254.6	$ 254.6
Cash and cash equivalents	118.0	83.3	127.5	240.4	200.7	148.4	189.0	102.0
Net Debt	$ (12.9)	$ 24.5	$ (20.0)	$ (133.1)	$ 156.2	$ 108.2	$ 65.6	$ 152.6
Adjusted EBITDA (trailing twelve months)	$ 196.7	$ 214.5	$ 233.0	$ 240.7	$ 285.6	$ 290.8	$ 289.7	$ 299.9
Net Debt to Adjusted EBITDA	(0.1)	0.1	(0.1)	(0.6)	0.5	0.4	0.2	0.5

(1) Adjusted EBITDA includes 9 month pro forma adjustment of $27.8 million for Cherry during Q2-Q4 of 2019, using previously disclosed annualized EBITDA of $37M.
(2) Adjusted EBITDA includes 6 month pro forma adjustment of $18.5 million for Cherry during Q3-Q4 of 2019, using previously disclosed annualized EBITDA of $37M.
(3) Adjusted EBITDA includes 3 month pro forma adjustment of $9.3 million for Cherry during Q4 of 2019, using previously disclosed annualized EBITDA of $37M
(4) Adjusted EBITDA includes 12 month pro forma adjustment of $10.2 million for Strata, using previously disclosed annualized EBITDA of $10.2M

37 / Moving Infrastructure Forward ARCOSA

Reconciliation of Cherry EBITDA ($’s in millions) (unaudited) Twelve Months Ended September 30, 2019: Net income $ 28.5 Add: Interest expense, net 0.1 Provision for income taxes 1.2 Depreciation, depletion, and amortization expense 7.1 EBITDA 36.9 Reconciliation Strata Materials Adjusted EBITDA ($’s in millions) (unaudited) Twelve Months Ended August 31, 2020: Net income $ 5.9 Add: Interest expense, net 0.4 Provision for income taxes 0.0 Depreciation, depletion, and amortization expense 2.8 Pro-Forma adjustments, primarily for start-up plant 1.1 Adjusted EBITDA 10.2 38 / Moving Infrastructure Forward